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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2007

                             HARLEYSVILLE GROUP INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-14697                51-0241172
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                  355 Maple Avenue, Harleysville, PA 19438-2297
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 256-5000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 1, 2007, Harleysville Group Inc. issued a press release reporting its results for the second quarter of 2007 (furnished hereunder as Exhibit 99.1 and incorporated herein).

         The information provided in this Form 8-K, Item 2.02, Results of Operations and Financial Condition, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         In addition to disclosing results that are determined in accordance with U.S. generally accepted accounting principles (GAAP), the Company also discloses non-GAAP information on operating earnings and its statutory combined ratio. Management believes information on operating earnings and statutory combined ratio is useful to investors. Management has historically employed operating earnings and statutory combined ratio as valuable measurements of the underlying profitability of the Company's insurance operations since they exclude the impact of the Company's investment results.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 press release "Harleysville Group Reports Second Quarter 2007 Results" dated August 1, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HARLEYSVILLE GROUP INC.
                                             Registrant

Date: August 1,  2007                        By:    /s/ ARTHUR E. CHANDLER
                                                    ----------------------------
                                                    Arthur E. Chandler
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit
     No.        Description of Exhibits
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99.1            Press release dated February 21, 2007 of Harleysville Group Inc.
                (furnished pursuant to Item 2.02 hereof).